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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of Panolam Industries International, Inc. (the "Company") on Form 10-K , as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vincent S. Miceli, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

  2.
  The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2009

/s/ VINCENT S. MICELI Vincent S. Miceli Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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  Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002